Exhibit 10.51

EXECUTION VERSION

AMENDMENT TO WARRANT TO PURCHASE SHARES OF COMMON STOCK

THIS AMENDMENT TO WARRANT TO PURCHASE SHARES OF COMMON STOCK, dated as of

March 13, 2019 (this “Amendment”), is made between T2 BIOSYSTEMS, INC., a Delaware corporation (the “Company”), and CRG PARTNERS III L.P. (the “Holder”), with respect to the Warrant described below.

RECITALS

WHEREAS, the Company and the Holder are parties to the Warrant to Purchase Shares of Common Stock, dated as of December 30, 2016 (the “Warrant”); and

WHEREAS, the Company and the Holder have agreed to reduce the Exercise Price in connection with an amendment to the Term Loan Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

SECTION 1.	Definitions. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Warrant.

SECTION 2.	Amendment. Section 1(b) of the Warrant is hereby amended and restated in its entirety as follows:

(b) Exercise Price.   The exercise price per Share shall be equal to $4.35, subject to adjustment pursuant hereto (the “Exercise Price”).

SECTION 3.     Representations and Warranties; Reaffirmation.

(a)

The Company hereby represents and warrants to the Holder that (i) the Company has full power, authority and legal right to make and perform this Amendment; (ii) this Amendment is within the Company’s corporate powers and has been duly authorized by all necessary corporate action and, if required, by all necessary shareholder action; (iii) this Amendment has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and (iv) this Amendment

(A) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority (as defined in the Term Loan Agreement) or any third party, except for such as have been obtained or made and are in full force and effect and (B) will not violate (I) the charter, bylaws or other organizational documents of the Company or (II) any applicable law or regulation or any order of any Governmental Authority (as defined in the Term Loan Agreement), other than any such violations in the case of this clause (II) that, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect (as defined in the Term Loan Agreement).

(b)

The Company hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Warrant and agrees that the Warrant remains in full force and effect, undiminished by this Amendment, except as expressly provided herein. By executing this Amendment, the Company acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 4.     Governing Law; Jurisdiction and Venue; WAIVER OF JURY TRIAL.

(a)

Governing Law.  This Amendment and all actions arising out of or in connection with this Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law provisions of the State of Delaware, or of any other state.

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(b)

Jurisdiction and Venue.  The Company agrees that any suit, action or proceeding with respect to this Amendment or any judgment entered by any court in respect thereof may be brought initially in the federal or state courts in Houston, Texas or in the courts of its own corporate domicile and irrevocably submits to the non- exclusive jurisdiction of each such court for the purpose of any such suit, action, proceeding or judgment. This Section 4(b) is for the benefit of the Holder only and, as a result, the Holder shall not be prevented from taking proceedings in any other courts with jurisdiction. Nothing herein shall in any way be deemed to limit the ability of the Holder to serve any such process or summonses in any other manner permitted by applicable law. The Company irrevocably waives to the fullest extent permitted by law any objection that it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Amendment and hereby further irrevocably waives to the fullest extent permitted by law any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment (in respect of which time for all appeals has elapsed) in any such suit, action or proceeding shall be conclusive and may be enforced in any court to the jurisdiction of which the Company is or may be subject, by suit upon judgment.

(c)WAIVER OF JURY TRIAL.  EACH OF THE HOLDER AND THE COMPANY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATED TO THIS AMENDMENT.

SECTION 5.Miscellaneous.

(a)

No Waiver. Except as expressly stated herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Warrant or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Holder reserves all rights, privileges and remedies under the Warrant. Except as amended hereby, the Warrant remains unmodified and in full force and effect. All references to the Warrant, including in the Term Loan Agreement or any other Loan Document (as defined in the Term Loan Agreement), shall be deemed to be references to the Warrant as amended hereby.

(b)

Severability. If any provision of this Amendment becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Amendment, and such illegal, unenforceable or void provision shall be replaced with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, unenforceable or void provision. The balance of this Amendment shall be enforceable in accordance with its terms.

(c)

Titles and Subtitles. The titles and subtitles used in this Amendment are used for convenience only and are not to be considered in construing or interpreting this Amendment. All references in this Amendment to sections, paragraphs and exhibits shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits attached hereto.

(d)Integration. The Warrant as amended by this Amendment incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(e)

Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Executed counterparts delivered by facsimile or other electronic transmission (e.g., “PDF” or “TIF”) shall be effective as delivery of a manually executed counterpart.

(f)

Controlling Provisions. In the event of any inconsistencies between the provisions of this Amendment and the provisions of any other document, the provisions of this Amendment shall govern and prevail. Except as expressly modified by this Amendment, the Warrant shall not be modified and shall remain in full force and effect.

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written.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above

COMPANY:

T2 BIOSYSTEMS, INC.

ByOltttf

Title:CEQ

[Signature Page -Amendment to Warrant (CPIII)]

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HOLDER:

CRG PARTNERS III L.P.

By CRG PARTNERS III GP L.P., its General Partner By CRG PARTNERS III GP LLC, its General Partner

By

Name: Title:

Nathan Hukill Authorized Signatory

[Signature Page – Amendment to Warrant (CPIII)]

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